Exhibit 10.1
     EXECUTION COPY

Up To $400,000,000
FIRST INCREMENTAL FACILITY AMENDMENT
dated as of December 13, 2006
to the
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of August 19, 2004
among
CHS/COMMUNITY HEALTH SYSTEMS, INC.,
COMMUNITY HEALTH SYSTEMS, INC.
The Several Banks And Other Financial Institutions
From Time To Time Parties Thereto,
BANK OF AMERICA, N.A.,
as Documentation Agent,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Syndication Agent,
and
JPMORGAN CHASE BANK, N.A.
as Administrative Agent for the Lenders Thereunder

          FIRST INCREMENTAL FACILITY AMENDMENT dated as of December 13, 2006 (this “First Incremental Facility Amendment”), to the Amended and Restated Credit Agreement, dated as of August 19, 2004, as amended (the “Credit Agreement”), among CHS/Community Health Systems, Inc. (the “Borrower”), Community Health Systems, Inc. (“Parent”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Wachovia Bank, National Association, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Borrower, Parent, the Administrative Agent and the Lenders are parties to the Credit Agreement;
          WHEREAS, subsection 2.4 of the Credit Agreement provides that the Borrower and the Administrative Agent may amend the Credit Agreement to provide for one or more additional tranches of term loans with the consent of the Lenders (which may be new Lenders) providing such additional term loans, subject to the limitations and restrictions therein;
          WHEREAS, the Borrower desires to add an additional tranche of term loans to the Credit Agreement in an aggregate amount of up to $400,000,000, and the Administrative Agent is willing to enter into this First Incremental Facility Amendment to provide for such additional tranche of term loans; and
          WHEREAS, the Lenders (including the new Lenders) parties to this First Incremental Facility Amendment are willing to commit to make, and to make, term loans under the additional tranche desired by the Borrower in the respective principal amounts set forth with their signatures to this First Incremental Facility Amendment;
          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:
          1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.
          2. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:
          “Incremental Term Loan Maturity Date”: February 29, 2012.
          3. Additional Term Loan Commitments. Subject to the terms and conditions of the Credit Agreement and this First Incremental Facility Amendment, each

Lender (including each new Lender) party hereto severally agrees to make a term loan (a “First Incremental Facility Term Loan”) to the Borrower in a single drawing on the First Incremental Facility Amendment Effective Date (as defined below) in the amount set forth with its signature to this First Incremental Facility Amendment (the “First Incremental Facility Term Commitment” of such Lender). The First Incremental Facility Term Loans shall have the terms set forth below and, except as set forth below, shall otherwise be treated as “Term Loans” under the Credit Agreement (including for purposes of sharing on a ratable basis in prepayments of Term Loans):
     (a) Applicable Margin. The Applicable Margin for each First Incremental Facility Term Loan for each day shall be the rate per annum for the relevant Type of such First Incremental Facility Term Loan set forth below:

ABR Loan	Eurodollar Loan

0.75%	1.75%
     (b) Repayment. The First Incremental Facility Term Loan of each Lender shall mature in 22 consecutive installments, each of which shall be in an amount equal to the percentage that such Lender’s First Incremental Term Commitment bears of the First Incremental Term Commitments of all the Lenders (such percentage, the “First Incremental Term Commitment Percentage” of such Lender) multiplied by the amount set forth below opposite the date of such installment:

Installment	Principal Amount
December 31, 2006	$1,000,000
March 31, 2007	$1,000,000
June 30, 2007	$1,000,000
September 30, 2007	$1,000,000
December 31, 2007	$1,000,000
March 31, 2008	$1,000,000
June 30, 2008	$1,000,000
September 30, 2008	$1,000,000
December 31, 2008	$1,000,000
March 31, 2009	$1,000,000
June 30, 2009	$1,000,000
September 30, 2009	$1,000,000
December 31, 2009	$1,000,000
March 31, 2010	$1,000,000
June 30, 2010	$1,000,000
September 30, 2010	$1,000,000
December 31, 2010	$1,000,000
March 31, 2011	$1,000,000
June 30, 2011	$1,000,000
September 30, 2011	$1,000,000
December 31, 2011	$1,000,000
Incremental Term Loan Maturity Date	$379,000,000

     (c) Amendment to Subsection 8.1. Subsection 8.1 of the Credit Agreement with respect to the First Incremental Term Loan is hereby deleted in its entirety and substituting in lieu thereof the following:
          (a) Consolidated Total Indebtedness to Annualized Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters ending during any fiscal year listed below, commencing with the fiscal quarter ending December 31, 2006, the ratio of Consolidated Total Indebtedness as of the end of such period to Annualized Consolidated EBITDA for such period to be more than the ratio set forth opposite the fiscal year below:

Fiscal Year Ending	Ratio

December 31, 2006	4.25 to 1
December 31, 2007	4.25 to 1
December 31, 2008	4.00 to 1
December 31, 2009	4.00 to 1
December 31, 2010	3.75 to 1
December 31, 2011	3.75 to 1
Thereafter	3.75 to 1
          (b) Interest Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending during any fiscal year listed below, commencing with the fiscal quarter ending December 31, 2006, the ratio of (i) Annualized Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period to be less than the ratio set forth opposite the fiscal year below:

Fiscal Year Ending	Ratio

December 31, 2006	3.25 to 1
December 31, 2007	3.25 to 1
December 31, 2008	3.25 to 1
December 31, 2009	3.25 to 1
December 31, 2010	3.25 to 1
December 31, 2011	3.25 to 1
Thereafter	3.25 to 1

          (c) Fixed Charge Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending during any fiscal year listed below, commencing with the fiscal quarter ending December 31, 2006, the ratio of (i) Annualized Consolidated EBITDA for such period minus Principal Debt Payments minus Capital Expenditures (other than Replacement Capital Expenditures) made during such period to (ii) Consolidated Interest Expense (such ratio for any such period, the “Fixed Charge Coverage Ratio”) to be less than the ratio set forth opposite the fiscal year below:

Fiscal Year Ending	Ratio

December 31, 2006	1.50 to 1
December 31, 2007	1.50 to 1
December 31, 2008	1.50 to 1
December 31, 2009	1.50 to 1
December 31, 2010	1.50 to 1
December 31, 2011	1.50 to 1
Thereafter	1.50 to 1
     (d) Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement with respect to the First Incremental Term Loan is hereby deleted in its entirety and substituting in lieu thereof the following:
          “8.8 Capital Expenditures. Make or commit to make Capital Expenditures (other than Replacement Capital Expenditures) in any fiscal year exceeding (i) $325,000,000 for fiscal year 2006 of the Borrower, (ii) $350,000,000 for fiscal year 2007 of the Borrower, (iii) $375,000,000 for fiscal year 2008 of the Borrower, (iv) $425,000,000 for fiscal year 2009 of the Borrower, (v) $475,000,000 for fiscal year 2010 of the Borrower, (vi) $525,000,000 for fiscal year 2011 of the Borrower, and (vii) $575,000,000 for fiscal year 2012 of the Borrower, plus, in each case an amount equal to (A) 5% of the excess, if any, of (i) net revenues generated during the immediately preceding fiscal year from Permitted Acquisitions since January 1, 2002 (with such net revenues to be annualized for any Permitted Acquisition made during such immediately preceding fiscal year based upon the period during such fiscal year commencing on the date of such Permitted Acquisition) over (ii) $120,000,000 times the number of completed fiscal years since January 1, 2002 and (B) up to 50% of Capital Expenditures permitted to be made in a fiscal year pursuant to the terms of this subsection (including this sentence) not expended in the fiscal year for which they are permitted (which amount may be carried over for expenditure in following fiscal years). For the avoidance of doubt, the Company and its Subsidiaries may incur Replacement Capital Expenditures without being subject to the limitations contained in this subsection 8.8.”

     (e) Use of Proceeds. The proceeds of the First Incremental Facility Term Loans shall be used for general corporate purposes of the Borrower and its Subsidiaries, including repayment of Revolving Credit Loans.
For the avoidance of doubt, the definitions of the terms “Commitment Percentage” and “Commitments” in subsection 1.1 of the Credit Agreement shall be deemed modified to refer as appropriate to the First Incremental Facility Term Percentage of each Lender and the First Incremental Facility Commitments, respectively.
          4. Conditions. This First Incremental Facility Amendment shall become effective, and the agreement of each Lender to make a First Incremental Facility Term Loan in the amount of its First Incremental Facility Term Commitment is conditioned, upon the satisfaction of the following conditions precedent (the effective date of this Amendment, the “First Incremental Facility Amendment Effective Date”):
     (a) Amendment. The Administrative Agent shall have received counterparts of this First Incremental Facility Amendment executed by the Borrower and the Administrative Agent and consented to by each Lender set forth on the signature page hereof as of the date hereof.
     (b) Reaffirmation of Guarantees and Pledges. The Administrative Agent shall have received a reaffirmation of the Parent Guarantee, the Parent Pledge Agreement, the Subsidiary Guarantees and the Subsidiary Pledge Agreement with reference to the Credit Agreement as amended by this First Incremental Facility Amendment (the “Reaffirmation”), executed and delivered by an authorized officer of Parent, the Borrower and each other Credit Party signatory to the Parent Guarantee, the Parent Pledge Agreement, the Subsidiary Guarantees and/or the Subsidiary Pledge Agreement, substantially in the form attached to the Credit Agreement as Exhibit J, mutatis mutandis, which Reaffirmation shall include a confirmation that such guarantees shall rank senior to any obligations of such Credit Parties in respect of or related to the High Yield Subordinated Notes.
     (c) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to this First Incremental Facility Amendment shall be true and correct in all material respects on and as of the First Incremental Facility Amendment Effective Date.
     (d) Administrative Agent. The Administrative Agent shall have received (i) opinions and closing certificates similar to those delivered under the Credit Agreement on the Closing Date (with such changes thereto as the Administrative Agent may agree) and (ii) reasonable evidence of the creation and perfection (including by the filing of UCC financing statements) of all of the security interests granted under the Pledge Agreements or required to be granted thereunder pursuant to the Credit Agreement.
          5. Representations And Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Incremental Facility

Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders the following:
     (a) Representations in the Credit Agreement. The representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the First Incremental Facility Amendment Effective Date (after giving effect hereto) as if made on and as of the First Incremental Facility Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Credit Document shall be and are deemed to refer to this First Incremental Facility Amendment and the Credit Agreement as amended hereby;
     (b) Subsidiaries. The Subsidiaries of the Borrower listed on Schedule 5.11(c) constitute all of the Domestic Subsidiaries of the Borrower, and the Subsidiaries listed on Schedule 5.11(d) constitute all of the Foreign Subsidiaries of the Borrower as of the First Incremental Facility Amendment Effective Date. Each Domestic Subsidiary that, as of the First Incremental Facility Amendment Effective Date, is a Non-Significant Subsidiary, a Syndication Subsidiary or a Permitted Joint Venture Subsidiary is indicated as such (or in the case of a Permitted Joint Venture Subsidiary, is indicated as either a “Restricted Joint Venture Subsidiary” or a “Non-Restricted Joint Venture Subsidiary”) on Schedule 5.11(c).
          6. Miscellaneous. (a) Counterparts and Consent to Third Amendment. This First Incremental Facility Amendment may be executed by one or more of the parties to this First Incremental Facility Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Incremental Facility Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. Each new Lender that is a party hereto acknowledges and agrees that from and after the First Incremental Facility Amendment Effective Date such new Lender shall be a party to and be bound by the provisions of, and shall make the representations provided for by each Lender in, the Credit Agreement and have the rights and obligations of a Lender thereunder. Each new Lender shall provide an administrative questionnaire and tax forms as required by the Credit Agreement or reasonably requested by the Administrative Agent. Each Lender party hereto hereby consents to the execution and delivery of the Third Amendment, dated as of December 13, 2006, to the Credit Agreement to the same extent as if it were a direct signatory thereto.
          (b) Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this First Incremental Facility Amendment, including without limitation the reasonable fees and expenses of Simpson Thacher & Bartlett LLP.

          (c) Continuing Effect, No Other Amendments or Waivers. Except as expressly set forth in this First Incremental Facility Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.
          (d) GOVERNING LAW. THIS FIRST INCREMENTAL FACILITY AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST INCREMENTAL FACILITY AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this First Incremental Facility Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/
Title: Executive Vice President & CFO

COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/
Title: Executive Vice President & CFO

[Lender Signature Pages Omitted]

JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent

BANK OF AMERICA, N.A., individually and as Documentation Agent
,
as a Lender